UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

Baker Hughes Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

As previously disclosed, on October 30, 2016, Baker Hughes Incorporated (“Baker Hughes”) entered into a Transaction Agreement and Plan of Merger, dated as of October 30, 2016, among General Electric Company (“GE”), Baker Hughes, Bear Newco, Inc. (“New Baker Hughes”) and Bear MergerSub, Inc., which was subsequently amended by the Amendment to Transaction Agreement and Plan of Merger, dated as of March 27, 2017, among GE, Baker Hughes, New Baker Hughes, Bear MergerSub, Inc., BHI Newco, Inc. and Bear MergerSub 2, Inc. (as amended, the “Transaction Agreement”). The Transaction Agreement provides for, among other things, the combination of Baker Hughes with the oil and gas business of GE.

On May 10, 2017, a putative class action complaint challenging the transactions contemplated by the Transaction Agreement (the “Transactions”) was filed on behalf of purported Baker Hughes stockholders in the U.S. District Court for the Southern District of Texas (the “Transaction Litigation”). The complaint is captioned Booth Family Trust v. Baker Hughes Inc., et al., Civil Action No. 4:17-cv-01457 (S.D. Tex. 2017). The Transaction Litigation relates to the Transaction Agreement and the definitive proxy statement (the “Proxy Statement”) filed by Baker Hughes with the United States Securities and Exchange Commission (the “SEC”) on May 30, 2017 in connection with the Transactions.

In connection with the settlement of the Transaction Litigation, Baker Hughes hereby voluntarily amends and supplements the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The section of the Proxy Statement “The Transactions – Background of the Transactions” starting on page 74 of the Proxy Statement is hereby amended and supplemented as follows:

Under the caption “Background of the Transactions” starting on page 74, the following sentence is hereby added to the end of the current first paragraph on page 75:

“Such other strategic companies and financial sponsors did not express an interest in a broader potential strategic combination with Baker Hughes beyond such acquisitions, and the confidentiality agreements entered into with such strategic companies and financial sponsors did not contain standstill provisions that would presently preclude such strategic companies or financial sponsors from making an offer to acquire Baker Hughes.”

Under the caption “Background of the Transactions” starting on page 74, the following sentence is hereby added after the current second sentence of the second paragraph on page 75:

“Such discussions did not cover whether the directors or senior management of Baker Hughes, aside from certain managers of the specific businesses being discussed, would serve as managers or directors of GE or its affiliates.”

Under the caption “Background of the Transactions” starting on page 74, the following sentence is hereby added after the current first sentence of the first full paragraph on page 81:

“Baker Hughes was not contacted by any third parties interested in a business combination transaction following such media reports.”

The section of the Proxy Statement “The Transactions – Projected Financial Data” starting on page 89 of the Proxy Statement is hereby amended and supplemented as follows:

Under the caption “Forecasted Financial Information” starting on page 91, the following paragraph and tables are hereby added immediately prior to the caption “Estimated Synergies” on page 91:

“The following tables present reconciliations of (i) EBITDA, as included in the GE O&G Forecasts, to earnings (loss) before interest and income taxes and (ii) Free Cash Flow, as included in the GE O&G Forecasts, to cash from operating activities, in each case for the periods indicated in the tables below. Such reconciliations were not provided by GE to Baker Hughes or Goldman Sachs.”

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
EBITDA	$2.0	$2.6	$3.0	$3.3
Less: Depreciation & amortization expense	$0.6	$0.6	$0.6	$0.7
Earnings (loss) before interest and income taxes	$1.4	$1.9	$2.3	$2.6

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
Free Cash Flow	$1.3	$1.0	$1.2	$1.7
Plus: Capital expenditures (Net of additions and dispositions)	$0.4	$0.5	$0.5	$0.6
Cash from operating activities	$1.7	$1.5	$1.7	$2.3

Under the caption “Certain Financial Forecasts of Baker Hughes” starting on page 91, the following paragraph and tables are hereby added at the bottom of page 94:

“The following tables present reconciliations of (i) EBITDA, as included in the Baker Hughes Forecasts, to earnings (loss) before interest and income taxes and (ii) Free Cash Flow, as included in the Baker Hughes Forecasts, to cash from operating activities, in each case for the periods indicated in the tables below. Such reconciliations were not reviewed with the Baker Hughes board of directors, were not provided to Goldman Sachs for use in its financial analyses and opinion and were not provided to GE.”

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
EBITDA	$1.7	$2.5	$3.3	$3.6
Less: Depreciation & amortization expense	$1.0	$1.0	$1.0	$1.2
Earnings (loss) before interest and income taxes	$0.7	$1.5	$2.3	$2.4

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
Free Cash Flow	$0.6	$0.9	$1.2	$1.6
Plus: Capital expenditures (Net of additions and dispositions)	$0.3	$0.5	$0.6	$0.7
Cash from operating activities	$0.9	$1.4	$1.8	$2.3

Under the caption “Certain Financial Forecasts of Baker Hughes” starting on page 91, the following paragraph and tables are hereby added at the bottom of page 95:

“The following tables present reconciliations of (i) EBITDA, as included in the Baker Hughes Forecasts for GE O&G, to earnings (loss) before interest and income taxes and (ii) Free Cash Flow, as included in the Baker Hughes Forecasts for GE O&G, to cash from operating activities, in each case for the periods indicated in the tables below. Such reconciliations were not reviewed with the Baker Hughes board of directors, were not provided to Goldman Sachs for use in its financial analyses and opinion and were not provided to GE.”

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
EBITDA	$2.0	$2.5	$3.0	$3.3
Less: Depreciation & amortization expense	$0.6	$0.6	$0.6	$0.6
Earnings (loss) before interest and income taxes	$1.4	$1.9	$2.4	$2.7

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
Free Cash Flow	$1.3	$1.0	$1.2	$1.7
Plus: Capital expenditures (Net of additions and dispositions)	$0.4	$0.4	$0.5	$0.5
Cash from operating activities	$1.7	$1.4	$1.7	$2.2

Under the caption “Certain Financial Forecasts of Baker Hughes” starting on page 91, the following paragraph and tables are hereby added immediately prior to the caption “Baker Hughes Synergies” on page 96:

“The following tables present reconciliations of (i) EBITDA, as included in the New Baker Hughes Forecasts, to earnings (loss) before interest and income taxes and (ii) Free Cash Flow, as included in the New Baker Hughes Forecasts, to cash from operating activities, in each case for the periods indicated in the tables below. Such reconciliations were not reviewed with the Baker Hughes board of directors, were not provided to Goldman Sachs for use in its financial analyses and opinion and were not provided to GE.”

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
EBITDA	$4.0	$5.6	$7.1	$8.1
Less: Depreciation & amortization expense	$1.6	$1.6	$1.6	$1.8
Earnings (loss) before interest and income taxes	$2.4	$4.0	$5.5	$6.3

	(In billions) Year Ended December 31,
	2017E	2018E	2019E	2020E
Free Cash Flow	$2.1	$2.4	$3.0	$4.1
Plus: Capital expenditures (Net of additions and dispositions)	$0.7	$0.8	$1.0	$1.1
Cash from operating activities	$2.8	$3.2	$4.0	$5.2

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Baker Hughes, New Baker Hughes has filed with the SEC a registration statement on Form S-4, including Amendments No. 1 and 2 thereto. The registration statement was declared effective by the SEC on May 30, 2017. New Baker Hughes and Baker Hughes have also filed with the SEC a definitive combined proxy statement/prospectus (the “Combined Proxy Statement/Prospectus”) and Baker Hughes has mailed the Combined Proxy Statement/Prospectus to its stockholders and has filed other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Baker Hughes and/or New Baker Hughes may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THE COMBINED PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED BY BAKER HUGHES OR NEW BAKER HUGHES WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Baker Hughes and/or New Baker Hughes through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by New Baker Hughes and/or Baker Hughes with the SEC on Baker Hughes’ website at http://www.bakerhughes.com or by contacting Baker Hughes Investor Relations at alondra.oteyza@bakerhughes.com or by calling +1-713-439-8822.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

GE, Baker Hughes, New Baker Hughes, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Combined Proxy Statement/Prospectus and other relevant materials filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE’s proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 8, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which was filed with the SEC on May 5, 2017 and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Baker Hughes is contained in Baker Hughes’ proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 9, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 8, 2017, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which was filed with the SEC on April 28, 2017 and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Baker Hughes.  All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, customers’ business plans and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction, including the projected impact on GE’s earnings per share; oil and natural gas market conditions; costs and availability of resources; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Baker Hughes may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by GE or Baker Hughes, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Baker Hughes and New Baker Hughes; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions, including oil price changes; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Baker Hughes’ reports filed with the SEC, including GE’s and Baker Hughes’ annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Baker Hughes undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Date:	June 22, 2017	By:	/s/ Lee Whitley
			Name:	Lee Whitley
			Title:	Vice President and Corporate Secretary